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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K
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                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

                               November 12, 1997
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                Date of Report (Date of earliest event reported)

                               HENRY SCHEIN, INC.
             (Exact name of registrant as specified in its charter)

           Delaware                       0-27078               11-3136595
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(State or other jurisdiction of    Commission File Number    (I.R.S. Employer
incorporation or organization)                            Identification Number)

                   135 Duryea Road, Melville, New York 11747
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               (Address of Principal Executive Offices) (Zip Code)

                                 (516) 843-5500
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              (Registrant's telephone number, including area code)


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         (Former name or former address, if changed since last report.)

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Item 2.  Acquisition or Disposition of Assets

          Pursuant to the Agreement and Plan of Merger dated August 3, 1997, among Henry Schein, Inc., a Delaware corporation ("Schein"), Sullivan Dental Products, Inc., a Wisconsin corporation ("Sullivan"), and HSI Acquisition Corp., a Wisconsin corporation and wholly-owned subsidiary of Schein ("Sub") (the "Merger Agreement"), the merger of Sub with and into Sullivan (the "Merger") was consummated on November 12, 1997. Pursuant to the Merger, Sullivan became a wholly-owned subsidiary of Schein and each of the shares of common stock, par value $.01, of Sullivan that were outstanding immediately prior to the consummation of the Merger were converted into the right to receive 0.735 of a share of common stock, par value $.01, of Schein. Sullivan distributes consumable dental supplies to dentists and also sells, installs and services dental equipment through 52 sales and service centers located throughout the United States. Schein filed a Registration Statement on Form S-4 under the Securities Act of 1933, Registration No. 333-36081, with the Securities and Exchange Commission on September 22, 1997 relating to the Merger ("Form S-4").

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Item 7.   Financial Statements and Exhibits.

     (a) The following financial statements, including the related notes, of Sullivan are filed as part of this report:

              1. Sullivan's audited balance sheets as of December 31, 1996 and 1995 and the related audited statements of income, cash flow and changes in stockholders' equity for each of the three years in the period ended December 31, 1996. (Incorporated by reference to Sullivan's Annual Report on Form 10-K for the fiscal year ended December 31, 1996.)

              Sullivan's unaudited balance sheet as of September 30, 1997 and the related unaudited statements of income and cash flow for the nine-month periods ended September 30, 1997 and September 30, 1996 and changes in stockholders' equity for the nine-month period ended September 30, 1997 shall be filed by amendment within 60 days of the date by which this initial report is required to be filed.

     (b) The pro forma financial information that would be required pursuant to Article 11 of Regulation S-X in respect of the transaction reported in response to Item 2 above shall be filed by amendment within 60 days of the date by which this initial report is required to be filed.

     (c) The following document is furnished as an Exhibit to this Current Report on Form 8-K pursuant to Item 601 of Regulation S-K:

              2. Agreement and Plan of Merger, dated August 3, 1997, among Henry Schein, Inc., Sullivan Dental Products, Inc. and HSI Acquisition Corp. (Incorporated by reference to Annex I to the Joint Proxy Statement/Prospectus filed as part of Henry Schein, Inc.'s Registration Statement on Form S-4, Reg. No. 333-36081.)

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     HENRY SCHEIN, INC
Date: November 26, 1997
                                     By:  /s/ STEVEN PALADINO
                                          ------------------------------------
                                          Name:   Steven Paladino
                                          Title:  Executive Vice President and
                                                  Chief Financial Officer

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                                  EXHIBIT INDEX

Doc. No.          Document Description
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2.            Agreement and Plan of Merger, dated as of August 3, 1997, as revised, among Henry Schein, Inc., Sullivan Dental Products, Inc. and HSI Acquisition Corp. (Incorporated by reference to Annex I to the Joint Proxy Statement/Prospectus filed as part of Henry Schein, Inc.'s Registration Statement on Form S-4, Reg. No. 333-36081.)